UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2024 (June 17, 2024)

Cuentas, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-39973	20-3537265
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

235 Lincoln Rd., Suite 210

Miami Beach, FL

(Address of principal executive offices)

33139

(Zip Code)

(800) 611-3622

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	CUEN	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock	CUENW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02 Termination of a Material Definitive Agreement.

On June 17, 2024, Cuentas, Inc. (“Cuentas”) was advised that the Buyer of the “Brooksville Property” located at 19200 Cortez Boulevard, Brooksville, Florida 34601 was still interested to structure a deal to acquire the property and develop it but need additional time to complete this process. On June 19, 2024, Cuentas was advised by Brooksville Development Partners, LLC (“Company”) that the contract for the sale of the “Brooksville Property” located at 19200 Cortez Boulevard, Brooksville, Florida 34601 was terminated by the Buyer on June 7, 2024 as this was the final date for return of their refundable escrow deposit. On July 11, 2024, Cuentas received definitive notice that the Buyer was no longer able to commit to purchase the property.

The property was originally purchased April 28, 2023 for $5.05 Million and was under contract to be sold for $7.2 Million. Cuentas contributed $2 million to the original purchase price and almost $65k towards engineering expenses. The $3.05 million mortgage with Republic Bank of Chicago was amended and restated on January 27, 2024 for $3.055 million. Additionally, a $500,000 Loan Extension Agreement was executed between the Company and ALF Trust u/a/d 09/28/2023 to ensure the Promissory Note necessary to fund the interest reserve and fees relating to the Loan Extension Agreement and the working capital needs of the Company.

Brooksville Development Partners, LLC (“Company”) consists of Brooksville Development DE, LLC (the “Class A Member” with 30% Membership Interest), Cuentas Inc, (a “Class B Member” with 63% Membership Interest) and Brooksville FL Partners, LLC, (a “Class B Member” with 7% Membership Interest), collectively the “Members”.

Cuentas is not restricted at this time to offer the property to other potential buyers and/or developers.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Letter of Termination from Buyer to Company.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Date: July 12, 2024	By:	/s/ Shalom Arik Maimon
Shalom Arik Maimon
Chief Executive Officer

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